Exhibit 99.1
Joint Filing Agreement
     The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
     In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock beneficially owned by each of them, of LyondellBasell Industries N.V., a public limited liability company incorporated under the laws of the Netherlands. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.
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     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 7th day of January, 2011.

AI INTERNATIONAL CHEMICALS S.À.R.L.
By:	/s/ Alejandro Moreno
Alejandro Moreno, Class A Member

LEONARD BLAVATNIK
/s/ Alejandro Moreno
By:	Alejandro Moreno
Title:	Attorney-in-Fact

AI CHEMICAL HOLDINGS LLC By: Access Industries Management, LLC
By:	/s/ Alejandro Moreno
	Name:	Alejandro Moreno
	Title:	Senior Vice President

AI SMS L.P. By: AI SMS GP LIMITED By: Belvaux Management Limited
By:	/s/ Ronan J.E. Kuczaj
	Name:	Ronan J.E. Kuczaj
	Title:	Director

AI SMS GP LIMITED By: Belvaux Management Limited
By:	/s/ Ronan J.E. Kuczaj
	Name:	Ronan J.E. Kuczaj
	Title:	Director

ACCESS INDUSTRIES, LLC By: Access Industries Management, LLC
By:	/s/ Alejandro Moreno
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ACCESS INDUSTRIES MANAGEMENT, LLC
By:	/s/ Alejandro Moreno
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ALTEP 2010 L.P. By: Access Industries, Inc.
By:	/s/ Alejandro Moreno
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ACCESS INDUSTRIES, INC.
By:	/s/ Alejandro Moreno
	Name:	Alejandro Moreno
	Title:	Senior Vice President

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